                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
             1/26/98

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

          (a)       The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                                        no

                    Initial ADCB                                                                           273,826,503.00

                                                                                               ADCB of
                                             ADCB of                                          Cumulative          Cumulative
                                            Cumulative            Cumulative             Defaulted Contracts       Net Loss
                                       Defaulted  Contracts       Recoveries              Net of Recoveries         Ratio
                                       --------------------       ----------              -----------------         -----
                    2 months prior                0.00              0.00                            0.00            0.00%
                    1 month prior                 0.00              0.00                            0.00            0.00%
                    Current                 303,874.78              0.00                      303,874.78            0.11%
                                            ----------              ----                      ----------
                    Average                 101,291.59              0.00                      101,291.59            0.04%

                    Annualized maximum Cumulative Net Loss Ratio                                                    1.00%
                    Average Cumulative Net Loss Ratio                                                               0.04%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                         no

C) An Event of Default has occurred and is continuing (yes/no)                                                      no

          (a)       failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)       no

          (b)       failure to pay the then outstanding principal amount of any Note, if any, on its                no
                    related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                    no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust  1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report -  Limitations
            1/26/98

Obligor Event Trigger Determination
-----------------------------------


     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                  yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
     as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                 no

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is
       no / n/a if not applicable)                                                                                   n/a
       a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                             n/a
       b)  a Recovery has been received with respect to the Defaulted Contract and no further
           Recoveries are expected                                                                                   n/a
       c)  a Successor Servicer has been appointed                                                                   n/a


An Obligor Event has occurred and is continuing                                                                      n/a


10% Substitution Limit Calculation
----------------------------------

      ADCB as of the Cut-off Date:                                                                             273,826,503.00

      Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                   0.00
      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                       0.00%
      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts
      exceeds 10% (yes/no)                                                                                           no

5% Skipped Payment Limit Calculation
------------------------------------
      The percent of contracts with Skipped Payment modifications                                                   0.00%
      The DCB exceeds 5% of the initial ADCB (yes/no)                                                                no
      Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                n/a


Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

          (i)        The ADCB of all End-User Contracts with Obligors that are governmental entities or             0.00%
                     municipalities exceeds 1.13% of the ADCB of the Contract Pool                                   no

          (ii)       The ADCB of all End-User Contracts which finance, lease or are related                         2.27%
                     to Software exceeds 3.88% of the ADCB of the Contract Pool                                      no

          (iii)      The ADCB of all End-User Contracts with Obligors who comprise the three                        4.63%
                     largest Obligors (measured by ADCB as of the date of determination)
                     exceeds 5.09% of the ADCB of the Contract Pool                                                  no

          (iv)       The ADCB of all End-User Contracts with Obligors who comprise the 20 largest                  21.34%
                     Obligors (measured by ADCB as of the date of determination) exceeds
                     24.79% of the ADCB of the Contract Pool                                                         no

          (v)        The ADCB of the End-User Contracts related to a single Vendor, or representing                20.16%
                     a Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB
                     of the Contract Pool                                                                            no

          (vi)       The ADCB of all End-User Contracts with Obligors thereof located in a single                  15.01%
                     State of the United States exceeds 17.73% of the ADCB of the Contract Pool                      no


Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
         1/26/98

                                                                                          Collection                    Reserve
                                                                                            Account                       Fund
                                                                                         -------------                ------------
Beginning Account Balance                                                                         0.00                2,738,265.00

Investment Earnings                                                                          81,452.87                   13,755.35

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payaheads    8,353,069.08

Add: Prepayment Amounts                                                                   1,770,433.27

Add: Recoveries                                                                                   0.00
Add: Investment Earnings                                                                     81,452.87                   13,755.35
Add: Late Charges                                                                             6,028.33
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                            0.00


Available Amounts                                                                        10,210,983.55                2,752,020.35
-----------------



Payments on  Distribution Date
------------------------------

(A)**   Indenture Trustee Fees (first in funds allocation during a Restricting Event
          or an Event of Default)                                                                  0.00

 (A)    Unreimbursed Servicer Advances                                                             0.00

 (B)    Monthly Servicing Fee, due and accrued, including any amounts unpaid                  96,803.45

 (C)    Class A-1 Notes interest, due and accrued, including any amounts unpaid              106,041.33

 (D)    Class A-2 Notes interest, due and accrued, including any amounts unpaid            1,020,688.29

 (E)    Class B Notes interest, due and accrued, including any amounts unpaid                 44,496.81

 (F)    Class C Notes interest, due and accrued, including any amounts unpaid                 30,486.02

 (G)    Class D Notes interest, due and accrued, including any amounts unpaid                 34,821.60

 (H)    The Class A-1 Principal Payment Amount                                             8,877,646.06

 (I)    The Class A-2 Principal Payment Amount                                                     0.00

 (J)    The Class B Principal Payment Amount                                                       0.00

 (K)    The Class C Principal Payment Amount                                                       0.00

 (L)    The Class D Principal Payment Amount                                                       0.00

 (M)    Amounts required to meet the Reserve Fund Amount                                           0.00                       0.00

 (B)*   Monthly Servicing Fee, due and accrued, including any amounts unpaid (applicable           0.00
        only if an Obligor Event has occurred and is continuing)

 (N)    Any excess to Certificateholders                                                           0.00


Distributions to Noteholders and Certificateholders                                       10,210,983.56                  13,755.35

Ending balance of accounts                                                                         0.00               2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report -  Schedules

       1/26/98
       A Restricting Event has occurred and is continuing (yes\no)                                           no

       Trustee Fees (only in the event of a Restricting Event or an Event of Default)                              0.00


Unreimbursed Servicer Advances
------------------------------

  (i)  Current month Unreimbursed Servicer Advances                                                                0.00
 (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                  0.00
(iii)  Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                                     0.00
 (iv)  Unreimbursed Servicer Advances distributed                                                                  0.00
       Unpaid Unreimbursed Servicer Advances (or arrearage)                                                        0.00



Servicing Fee Schedule
----------------------

  (i)  Servicing Fee Percentage                                                                                   0.50%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                  232,328,268.02
(iii)  Servicing Fee ( ( (i) / 12 ) x (ii) )                                                                  96,803.45
 (iv)  Servicing Fee accrued but not paid in prior periods                                                         0.00
  (v)  Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                    96,803.45
 (vi)  Monthly Servicing Fee distributed                                                                      96,803.45
       Servicing Fee accrued but not paid                                                                          0.00

Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                                                21,481,861.02
  (i)  Class A-1 Interest Rate                                                                                  5.7325%
 (ii)  Number of days in Accrual Period                                                                              31
       Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                    0.4936%
       Current Class A-1 interest due                                                                        106,041.33
       Prior Class A-1 interest arrearage                                                                          0.00
       Current Period Interest Shortfall                                                                           0.00

       Class A-1 interest distribution                                                                       106,041.33


Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                                                               191,678,552.00
       Class A-2 Interest Rate                                                                                  6.3900%
       Class A-2 Interest Rate x 30/360                                                                         0.5325%
       Current Class A-2 interest due                                                                      1,020,688.29
       Prior Class A-2 interest arrearage                                                                          0.00
       Current Period Interest Shortfall                                                                           0.00

       Class A-2 interest distribution                                                                     1,020,688.29


Class B Interest Schedule
-------------------------

       Opening Class B principal balance                                                                   8,214,795.00
       Class B Interest Rate                                                                                    6.5000%
       Class B Interest Rate x 30/360                                                                           0.5417%
       Current Class B interest due                                                                           44,496.81
       Prior Class B interest arrearage                                                                            0.00
       Current Period Interest Shortfall                                                                           0.00

       Class B interest distribution                                                                          44,496.81


Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial
Inc.- Servicer
Monthly Report - Schedules Continued
               1/26/98

Class C Interest Schedule
-------------------------
       Opening Class C principal balance                                                                      5,476,530.00
       Class C Interest Rate                                                                                       6.6800%
       Class C Interest Rate x 30/360                                                                              0.5567%
       Current Class C interest due                                                                              30,486.02
       Prior Class C interest arrearage                                                                               0.00
       Current Period Interest Shortfall                                                                              0.00

       Class C interest distribution                                                                             30,486.02

Class D Interest Schedule
-------------------------

       Opening Class D principal balance                                                                      5,476,530.00
       Class D Interest Rate                                                                                       7.6300%
       Class D Interest Rate x 30/360                                                                              0.6358%
       Current Class D interest due                                                                              34,821.60
       Prior Class D interest arrearage                                                                               0.00
       Current Period Interest Shortfall                                                                              0.00

       Class D interest distribution                                                                             34,821.60

Class A-1 Principal Schedule
----------------------------
       Class A-1 Maturity Date                                                                                    09/25/98
(i)    Opening Class A-1 principal balance                                                                   21,481,861.02
(ii)   ADCB as of last day of second preceding Collection Period                                            232,328,268.02
(iii)  ADCB as of last day of immediately preceding Collection Period                                       223,251,036.49
       Expected Class A-1 Payment ((ii) - (iii) )                                                             9,077,231.53
(iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                  0.00
       Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv))                          9,077,231.53
       Class A-1 Principal Payment Amount distribution                                                        8,877,646.06
                        Shortfall                                                                               199,585.47

       Class A-1 Principal Balance after current distribution                                                12,604,214.96


Class A-2 Principal Schedule
----------------------------

(i)    Opening Class A-2 principal balance                                                                  191,678,552.00
(ii)   Applicable Class A-2 Percentage                                                                              90.91%
(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 201,769,175.47
(iv)   Current month targeted Class A-2 principal balance ((ii)* (iii))                                     183,426,523.33
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                                             0.00
(vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v))                                                      0.00
       Class A-2 Principal Payment Amount distributed                                                                 0.00
                        Shortfall                                                                                     0.00

       Class A-2 principal balance after current distribution                                               191,678,552.00

Class B Principal Schedule
--------------------------

(i)    Opening Class B principal balance                                                                      8,214,795.00
(ii)   Applicable Class B Percentage                                                                                 3.90%
(iii)  ADCB as of the                                                                                       201,769,175.47
       last day of the Collection Period less obligations to Class A-1 Notes
(iv)   Current month targeted Class B principal balance ((ii) * (iii))                                        7,861,136.63
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                                             0.00
(vi)   Class B Principal Payment Amount (lesser of (i) or (v))                                                        0.00

       Class B Principal Payment Amount distributed                                                                   0.00
                        Shortfall                                                                                     0.00

       Class B principal balance after current distribution                                                   8,214,795.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          1/26/98

Class C Principal Schedule
--------------------------
   (i)    Opening Class C principal balance                                                                         5,476,530.00

   (ii)   Applicable Class C Percentage                                                                                    2.60%

   (iii)  ADCB as of the last day of the Collection Period less
          obligations to Class A-1 Notes                                                                          201,769,175.47

   (iv)   Current month targeted Class C principal balance ( (ii) * (iii) )                                         5,240,757.75

   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                                0.00

   (vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                                                          0.00

          Class C Principal Payment Amount distributed                                                                      0.00

                Shortfall                                                                                                   0.00

          Class C principal balance after current distribution                                                      5,476,530.00

Class D Principal Schedule
--------------------------

(i)    Opening Class D principal balance                                                                           5,476,530.00

(ii)   Applicable Class D Percentage                                                                                      2.60%

(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      201,769,175.47

(iv)   Current month targeted Class D principal balance ( (ii) * (iii) )                                           5,240,757.75

(v)    (i) - (iv) (zero until Class A-1 has been retired)                                                                  0.00

(vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                                                            0.00

       Class D Principal Payment Amount distributed                                                                        0.00

                        Shortfall                                                                                          0.00

       Class D principal balance after current distribution                                                        5,476,530.00

Reserve Fund Schedule
---------------------

      Prior month Reserve Fund balance                                                                             2,738,265.00
      Initial ADCB                                                                                               273,826,503.00
      Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                          2,738,265.00

                              (ii) outstanding principal of the Notes)

      Current period draw on Reserve Fund                                                                                 0.00
      Required deposit to Reserve Fund                                                                                    0.00
      Actual deposit to Reserve Fund                                                                                      0.00
      Interest Earned on Reserve Account                                                                             13,755.35
      Deposit to Certificateholder                                                                                   13,755.35
      Ending Reserve Fund balance                                                                                 2,738,265.00

      Ending Reserve Fund balance as a percentage of ADCB                                                                1.23%


Servicing Fee Schedule
----------------------

      Servicing Fee during an Obligor Event                                                                               0.00
      Servicing Fee paid                                                                                                  0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
          1/26/98

                         CUSIP # 423327AA3
      Class A-1
      ---------
      Class A-1 principal balance                                                             12,604,214.96
      Initial Class A-1 principal balance                                                     62,980,096.00

      Note factor                                                                               0.200130133



                         CUSIP # 423327AB1
      Class A-2
      ---------
      Class A-2 principal balance                                                            191,678,552.00
      Initial Class A-2 principal balance                                                    191,678,552.00

      Note factor                                                                               1.000000000



                         CUSIP # 423327AC9

      Class B
      -------
      Class B principal balance                                                                8,214,795.00
      Initial Class B principal balance                                                        8,214,795.00

      Note factor                                                                               1.000000000



                         CUSIP # 423327AD7
      Class C
      -------
      Class C principal balance                                                                5,476,530.00
      Initial Class C principal balance                                                        5,476,530.00

      Note factor                                                                               1.000000000


      Class D
      -------
      Class D principal balance                                                                5,476,530.00
      Initial Class D principal balance                                                        5,476,530.00

      Note factor                                                                               1.000000000

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
          1/26/98

ADCB as of the last day of the Collection Period                                                                     223,251,036.49

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                                  303,874.78
Number of Defaulted Contracts as of the last day of the Collection Period                                                        4
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      1.63%
-----------------------------------------------------------------------------------------------------------------------------------

DCB of Adjusted Contracts as of the last day of the Collection Period                                                         0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                         0
-----------------------------------------------------------------------------------------------------------------------------------

DCB of Prepaid Contracts as of the last day of the Collection Period                                                  1,740,074.52
-----------------------------------------------------------------------------------------------------------------------------------

Number of Prepaid Contracts as of the last day of the Collection Period                                                         10

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                            0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                            0

DCB of Warranty Contracts as of the last day of the Collection Period                                                         0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

DCB of repurchased Contracts as of the last day of the Collection Period                                                      0.00
Number of repurchased Contracts as of the Collection Period                                                                      0

DCB of Additional Contracts as of the last day of the Collection Period                                                       0.00
Number of Additional Contracts as of the Collection Period                                                                       0
----------------------------------------------------------------------------------------------------------------------------------

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                              0.00

Delinquencies                                           Dollars                      Percent
                                                     --------------                ------------
       Current                                       217,362,672.83                       97.22%
       31-60 days past due                             3,866,638.69                        1.73%
       61-90 days past due                             1,604,335.79                        0.72%
       Over 90 days past due                             735,415.89                        0.33%
                                                     --------------                    --------
   Total                                             223,569,063.20                      100.00%



       31+ days past due                               6,206,390.37                        2.78%

(i)    DCB of cumulative Defaulted Contracts (cumulative gross losses to date)                                           303,874.78

(ii)   Cumulative Recoveries realized on Defaulted Contracts                                                                   0.00
       Cumulative net losses to date ((i) - (ii))                                                                        303,874.78

       ------------------------------------------------------------------------
                               Static Information
       Initial ADCB                                                 273,826,503

       Discount Rate                                                     6.9239%

       Class A-1 Initial Principal Amount                            62,980,096

       Class A-1 Interest Rate                                           5.7325%

       Class A-2 Initial Principal Amount                           191,678,552

       Class A-2 Interest Rate                                           6.3900%

       Class B Initial Principal Amount                               8,214,795

       Class B Interest Rate                                             6.5000%

       Class C Initial Principal Amount                               5,476,530

       Class C Interest Rate                                             6.6800%

       Class D Initial Principal Amount                               5,476,530

       Class D Interest Rate                                             7.6300%

       Reserve Fund Initial Deposit                                   2,738,265

       Class A-1 Maturity Date                                         09/25/98

       Classes A-2, B, C, & D Maturity Date                            05/25/05

       Closing Date                                                    09/04/97
       ------------------------------------------------------------------------